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                          CENTENNIAL SECURITY, INC.

                           REGISTRATION AGREEMENT

                 THIS AGREEMENT is made as of July 11, 1995 by and among Centennial Security, Inc., a Delaware corporation ("the Company"), Centennial Fund IV, L.P., a Delaware limited partnership ("Centennial"), Chemical Venture Capital Associates, a California limited partnership ("Chemical"), Hancock Venture Partners IV--Direct Fund, L.P., a Delaware limited partnership ("Hancock"), Larimer & Co., a Delaware corporation ("Larimer"), Masada Security, Inc., a Delaware corporation ("Masada") and Robert J. Shiver ("Shiver"), an individual residing in Morris Township, New Jersey.

                 As of the date hereof, Centennial, Larimer and Shiver are holders of all the issued and outstanding Series A Convertible Preferred Stock (collectively, the "Existing Investors") and parties to a Registration Agreement with the Company dated as of December 30, 1994 (the "1994 Registration Agreement"). In order to induce Centennial, Chemical, Hancock, Larimer and Masada (collectively, the "New Investors") to enter into the Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which they will purchase the Series B Convertible Preferred Stock, the Company has agreed to terminate the 1994 Registration Agreement and provide, the New Investors with the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

                 The parties hereto agree as follows:



                 1.       Demand Registrations.

                 (a)      Requests for Registration.

                          (i)     At any time, the holders of at least 50% of
the Series B Registrable Securities then in existence may request registration under the Securities Act of all or any portion of their Series B Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and the holders of at least 10% of the Series B Registrable Securities then in existence may request registration under the Securities Act of all or any portion of their Series B Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available.

                          (ii)    At any time after the Company has completed
an initial public offering of its equity securities under the Securities Act, the holders of at least 50% of the Series A Registrable Securities then in existence may request registration under the Securities Act of all or any portion of their Series A Registrable Securities on any Long-Form Registration, and the holders
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of at least 25% of the Series A Registrable Securities then in existence may request registration under the Securities Act of all or any portion of their Series A Registrable Securities on any Short-Form Registration, if available.

                          (iii)   All registrations requested pursuant to this
paragraph 1(a) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the approximate number of Series A Registrable Securities or Series B Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                 (b)      Long-Form Registrations.

                          (i)     The holders of Series B Registrable
Securities shall be entitled to request two Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Registrations"); provided that the aggregate offering value of the Series B Registrable Securities requested to be registered in any Long-Form Registration must equal at least $5,000,000 in net proceeds.

                          (ii)    The holders of Series A Registrable
Securities shall be entitled to request (A) one Company-paid Long-Form Registration and (B) one Long-Form Registration in which the holders of Series A Registrable Securities shall pay their share of the Registration Expenses as set forth in paragraph 5 hereof; provided that the aggregate offering value of the Series A Registrable Securities requested to be registered in any Long-Form Registration must equal at least $5,000,000 in net proceeds.

                          (iii)   A registration shall not count as one of the
permitted Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration), and no Company-paid Long-Form Registration or any Long-Form Registration pursuant to clause 1(b)(ii)(B) above shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations.

                 (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), (i) the holders of Series B Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses, and (ii) the holders of Series A Registrable Securities shall be entitled to


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request an unlimited number of Short-Form Registrations in five of which the
Company shall pay all Registration Expenses; provided that the aggregate offering value of the Series B Registrable Securities or Series A Registrable Securities, as applicable, requested to be registered in any Short-Form Registration must equal at least $250,000. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

                 (d)      Priority on Demand Registrations.

                          (i)     The Company shall not include in any Demand
Registration requested by the holders of Series B Registrable Securities any securities which are not Registrable Securities without the prior written consent of the holders of at least 50% of the Series B Registrable Securities initially requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Series B Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Series B Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Series B Registrable Securities initially requesting registration, the Company shall include in such registration (i) first, the number of Series B Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Series B Registrable Securities owned by each such holder, (ii) second, the number of Series A Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Series A Registrable Securities owned by each such holder, and
(iii) third, any other Registrable Securities, if any, requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of such Registrable Securities owned by each such holder.

                          (ii)    The Company shall not include in any Demand
Registration requested by the holders of Series A Registrable Securities any securities which are not Registrable Securities without the prior written consent of the holders of at least 75% of the Series A Registrable Securities initially requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Series A Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Series A Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Series A Registrable Securities initially requesting registration, the Company shall include in such registration (i) first, the number of Series A Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of


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Series A Registrable Securities owned by each such holder, (ii) second, the number of Series B Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Series B Registrable Securities owned by each such holder, and (iii) third, any other Registrable Securities, if any, requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of such Registrable Securities owned by each such holder.

                 (e) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone once for up to six months and once for up to nine months the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any financing, acquisition of assets or any merger, consolidation, tender offer or other similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the Demand Registrations permitted to holders of Registrable Securities hereunder and the Company shall pay all Registration Expenses in connection with such registration; and provided further that the Company may exercise such right only once in any 24-month period.

                 (f) Selection of Underwriters. The holders of a majority of the Registrable Securities initially requesting registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering.

                 (g) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least 50% of the Registrable Securities.

                 2.       Piggyback Registrations.

                 (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has


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received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

                 (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

                 (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by such holder and (iii) third, other securities requested to be included in such registration.

                 (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration
(i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares so requested to be included therein owned by each such holder and (ii) second, other securities requested to be included in such registration.

                 (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

                 (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

                 3. Holdback Agreements. (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities,


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during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                 (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of at least 3% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering or a sale pursuant to Rule 144) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                 4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                 (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

                 (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                 (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such


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registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                 (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                 (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                 (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on The Nasdaq Stock Market and, if listed on The Nasdaq Stock Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure The Nasdaq Stock Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with The Nasdaq Stock Market;

                 (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                 (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                 (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records,


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pertinent corporate documents and properties of the Company, and cause the
Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                 (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                 (k) If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if its sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder shall assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

                 (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

                 (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

                 (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement);

                 5.       Registration Expenses.


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                 (a)      All expenses incident to the Company's performance of
or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on The Nasdaq Stock Market.

                 (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities solely for the purpose of rendering a legal opinion on behalf of such holder in connection with such underwritten Demand Registration or Piggyback Registration.

                 (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

                 6.       Indemnification.

                 (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.


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                 (b)      In connection with any registration statement in
which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                 (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                 (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

                 7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the


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Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

                 8.       Definitions.

                 (a) "1994 Purchase Agreement" means the Series A Preferred Stock Purchase Agreement, dated as of December 30, 1994, by and among the Company, Centennial, Larimer and Robert J. Shiver, as amended as of March 1, 1995, and not as subsequently amended.

                 (b) "Masada Purchase Agreement" means the Stock Purchase Agreement, dated as of June 10, 1994, by and among the Company and Masada, as amended as of June 23, 1995, and not as subsequently amended.

                 (c) "Registrable Securities" means Series A Registrable Securities and Series B Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Series A or Series B Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                 (d) "Required Holders" has the meaning set forth in the Purchase Agreement.

                 (e) "Series A Registrable Securities" means (i) any Class A Common issued upon the conversion of any Series A Convertible Preferred Stock issued pursuant to the 1994 Purchase Agreement and (ii) any Class A Common issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                 (f) "Series B Registrable Securities" means (i) any Class A Common issued upon the conversion of any Series B Convertible Preferred Stock or the exercise of any Contingent Warrants issued pursuant to the Purchase Agreement and (ii) any Class A Common issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                 (g) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

         9.      Miscellaneous.

                 (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                 (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                 (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                 (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived upon, but only upon, the prior written consent of the Company and the Required Holders; provided that (a) any amendment or waiver affecting the rights specifically granted to the holders of Series A Registrable Securities as such or the definition of "Series A Registrable Securities" hereunder shall require, in addition, the prior written consent of the holders of at least 90% of the Series A Registrable Securities then in existence; and (b) any amendment or waiver affecting the rights specifically granted to the holders of Series B Registrable Securities as such or the definition of "Series B Registrable Securities" hereunder shall require, in addition, the prior written consent of the holders of at least 75% of the Series B Registrable Securities then in existence.

                 (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                 (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                 (g) Counterparts. This Agreement may be executed simultaneously in separate counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                 (h) Descriptive Headings; Interpretations. The descriptive captions and headings of this Agreement are inserted for convenience only and do not constitute a section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                 (i) Governing Law. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other issues concerning the construction, validity, interpretation and enforcement of this Agreement shall be governed by the internal laws of the State of Delaware.

                 (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address set forth on the attached Notices Schedule and to the Company at the address indicated below:

                                  Centennial Security, Inc.
                                  332 Main Street
                                  Madison, New Jersey 07490
                                  Attn:  Robert J. Shiver

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                 (k) Termination of the Existing Registration Agreement. By execution of this Agreement, the parties hereby agree that any and all rights existing under any agreement providing any of the parties with registration rights for any of the Company's securities, including, without limitation, the 1994 Registration Agreement, are hereby terminated effective as of the date hereof. The parties further acknowledge and agree that this Agreement sets forth the only terms by which any of the parties hereto will have any registration rights.


                                  * * * * *

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                               CENTENNIAL SECURITY, INC.


                               By:  /s/ Robert J. Shiver
                                   ---------------------------------------------
                               Its: President
                                   ---------------------------------------------


                               CENTENNIAL FUND IV, L.P.

                               By:  Centennial Holdings IV, L.P.
                                    its General Partner

                               By:   /s/ David C. Hull, Jr.
                                    --------------------------------------------
                                    David C. Hull, Jr.
                                    General Partner


                               CHEMICAL VENTURE CAPITAL ASSOCIATES

                               By:  Chemical Venture Partners
                               Its:  General Partner

                                    By:  /s/ Stephen P. Murray
                                        ----------------------------------------
                                    Its: General Partner
                                        ----------------------------------------


                               HANCOCK VENTURE PARTNERS IV -- DIRECT FUND, L.P.

                               By: Back Bay Partners XII L.P.

                               By: Hancock Venture Partners, Inc.

                               By:  /s/ William A. Johnston
                                   ---------------------------------------------
                                   authorized officer




[SIGNATURE PAGE CONTINUED]

                               LARIMER & CO.

                               By:   /s/ David C. Hull, Jr.
                                    --------------------------------------------
                               Its:  Executive Vice President
                                    --------------------------------------------


                               MASADA SECURITY, INC.

                               By:   /s/ David P. Lomick
                                    --------------------------------------------
                               Its:  Vice President
                                    --------------------------------------------


                                /s/ Robert J. Shiver
                               -------------------------------------------------
                               Robert J. Shiver